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                                                                    EXHIBIT 99.6
                          FORM OF AFFILIATE AGREEMENT

                                                            November 3, 1997


Desktop Data, Inc.
80 Blanchard Road
Burlington, MA  01803

Ladies and Gentlemen:

          Pursuant to the terms of the Agreement and Plan of Merger dated as of November 2, 1997 (the "Agreement"), between Desktop Data, Inc., a Delaware corporation ("Desktop"), and Individual, Inc., a Delaware corporation ("Individual"), Individual will merge with and into Desktop (the "Merger").

          The undersigned has been advised that as of the date hereof the undersigned may be deemed to be an "affiliate" of Desktop, as the term "affiliate" is used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76 of the Commission.

          The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Desktop, other shareholders of Desktop, Individual, shareholders of Individual and their respective counsel and accountants.

          The undersigned represents and warrants to and agrees with Desktop that:

          1. The undersigned has full power to execute and deliver this Affiliate Agreement and to make the representations and warranties herein and to perform its obligations hereunder;

          2. The undersigned has carefully read this letter and the Agreement and discussed its requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Individual Common Stock and Desktop Common Stock to the extent the undersigned felt necessary, with its counsel or counsel for Desktop.

          3. The undersigned shall not make any sale, transfer or other disposition of Desktop Common Stock in violation of the Act or the Rules and Regulations.

          4. The undersigned agrees with Desktop that the undersigned will not sell, exchange, transfer, pledge, dispose or otherwise reduce his or her risk relative to any shares of Desktop Common Stock or other equity securities of Desktop owned by the undersigned during the period commencing on the date hereof and ending at such time as financial results covering at least 30 days of combined operations of Individual and Desktop have been published by Desktop, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or
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announcement which includes the combined results of operations, so as to interfere with Desktop accounting for the Merger as a pooling of interests. Desktop, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates representing the undersigned's shares of Desktop Common Stock.

          5. Desktop agrees to publish, as promptly as practicable following the Merger, financial results covering at least 30 days of combined operations of Individual and Desktop in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement that includes the combined results of operations of Desktop and Individual; provided, however, that Desktop shall be under no obligation to publish any such
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financial information other than with respect to a fiscal quarter of Desktop.

          6. The undersigned represents and warrants to Desktop that the undersigned is the beneficial owner of the shares of Desktop Common Stock and options to purchase Desktop Common Stock indicated below (the "Desktop Securities"). Except for Desktop Securities, the undersigned does not beneficially own any shares of Desktop Common Stock or any other equity security of Desktop or any options, warrants or other rights to acquire any equity securities of Desktop.

          7. This Agreement may not be amended or waived other than by a writing signed by both the undersigned and Desktop.

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                    NUMBER OF SHARES OF DESKTOP COMMON STOCK
                     BENEFICIALLY OWNED BY THE UNDERSIGNED:

                                _______________

                    NUMBER OF SHARES OF DESKTOP COMMON STOCK
           SUBJECT TO OPTIONS BENEFICIALLY OWNED BY THE UNDERSIGNED:

                                ________________

                                     Very truly yours,


                                     ----------------------------------
                                     (print name of stockholder above)

                                     By:
                                        -------------------------------
                                        Name:
                                        Title:
                                        (if applicable)

Accepted this 3rd day of
November, 1997, by

DESKTOP DATA, INC.


By: ______________________________
    Name:
    Title: